Sharyland Asset Exchange	12 Months Ended
Dec. 31, 2017
Sharyland Asset Exchange [Abstract]
Sharyland Asset Exchange

14. SHARYLAND ASSET EXCHANGE

On July 21, 2017, we entered into the Sharyland Agreement with the Sharyland Entities.  The Sharyland Agreement provided that we would exchange certain of our transmission assets and cash for certain of the Sharyland Entities’ distribution assets (constituting substantially all of their electricity distribution business) and certain of their transmission assets.   The transaction for assets between Oncor and SDTS was structured to qualify, in part, as a simultaneous tax deferred like kind exchange of assets to the extent that the assets exchanged are of “like kind” (within the meaning of Section 1031 of the Code).

On August 4, 2017, we, SDTS and SU filed a joint application for sale, transfer, or merger in PUCT Docket No. 47469 requesting PUCT approval of the Sharyland Asset Exchange, and on October 13, 2017, the PUCT issued an order approving the transactions. On November 9, 2017, the parties consummated the transactions.  We exchanged approximately $383 million of our transmission assets, consisting of approximately 258 miles (517 circuit miles) of 345 kV transmission lines, and approximately $25 million in cash for approximately $408 million of the Sharyland Entities’ distribution assets and certain of their transmission assets.

The transaction expanded our customer base in west Texas and provides some potential growth opportunities of the distribution network.  As part of the transaction, we acquired approximately 55,000 customers.  The acquisition did not result in the recognition of goodwill as the assets’ regulatory book value approximates their fair value.

Distribution revenues following the November 9, 2017 Sharyland Asset Exchange included in our 2017 consolidated results are $12 million.  Earnings of the Sharyland distribution assets we acquired are largely offset by a reduction in earnings attributable to the transfer of transmission assets. The Sharyland Asset Exchange did not have a material effect on our results of operations, financial position or cash flows for the year ended December 31, 2017.  Had the Sharyland Asset Exchange occurred at the beginning of the 2017 annual reporting period, the revenue and earnings of the combined entity for the current reporting period would not have been significantly different.